                                                                     Exhibit 4.1


      NUMBER                                                SHARES

V

                          [VICTORY ENTERTAINMENT LOGO]


                             VICTORY ENTERTAINMENT CORP.


                                                                    COMMON STOCK
                                             SEE REVERSE FOR CERTAIN DEFINITIONS
                                                                CUSIP 920440 108


               INCORPORATED UNDER THE LAWS OF THE STATE OF FLORIDA


This Certifies that


is the owner of


FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK OF $.001 PAR VALUE EACH OF VICTORY ENTERTAINMENT CORP.


transferable on the books of the Corporation in person or by attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the State of Florida, and to the Articles of Incorporation and Bylaws of the Corporation, as now and hereafter amended. This certificate is not valid until countersigned by the Transfer Agent .

      Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


/s/  EDGAR N. MILLINGTON, JR.        SEAL     /s/  MICHAEL H. GERBER
----------------------------------            ----------------------------------
Edgar N. Millington, Jr.                      Michael H. Gerber
Vice President / Treasurer                    Chairman of the Board, President &
                                              CEO

Countersigned and Registered:
FLORIDA ATLANTIC STOCK TRANSFER, INC
   7130 NOB HILL ROAD, TAMARAC, FL 33321
                        Transfer Agent

By                Authorized Signature

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  - as tenants in common     UNIF GIFT MIN ACT - ________Custodian_______
TEN ENT  - as tenants by the entireties                  (Cust)          (Minor)
                                                        under Uniform Gifts to
JT TEN   - as joint tenants with                        Minors Act _____________
           right of survivorship                                      (State)
           and not as tenants
           in common

  Additional abbreviations may also be used though not in the above list.

    FOR VALUE RECEIVED, __________ HEREBY SELL, ASSIGN AND TRANSFER UNTO

 PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE
- / / / / / / / / / / / / / / / / / /-
- / / / / / / / / / / / / / / / / / /- _________________________________________

________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

________________________________________________________________________________

_________________________________________________________________________ SHARES

OF THE CAPITAL STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT

_______________________________________________________________________ ATTORNEY

TO TRANSFER THE SAID STOCK OF THE BOOKS OF THE WITHIN-NAMED CORPORATION, WITH

FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED ____________________________

                               NOTICE: _________________________________________
                                       THE SIGNATURE TO THIS ASSIGNMENT MUST
                                       CORRESPOND WITH THE NAME AS WRITTEN UPON
                                       THE FACE OF THE CERTIFICATE IN EVERY
                                       PARTICULAR, WITHOUT ALTERATION OR
                                       ENLARGEMENT, OR ANY CHANGE WHATEVER, AND
                                       MUST BE GUARANTEED BY A COMMERCIAL BANK
                                       OR TRUST COMPANY OR A MEMBER FIRM OF A
                                       NATIONAL OR REGIONAL OR OTHER RECOGNIZED
                                       STOCK EXCHANGE IN CONFORMANCE WITH A
                                       SIGNATURE GUARANTEE MEDALLION PROGRAM.